American Funds Insurance Series® International Fund Summary Prospectus Supplement January 1, 2019 (for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Sung Lee Vice President	12 years	Partner – Capital Research Global Investors
Renaud H. Samyn Vice President	5 years	Partner – Capital Research Global Investors
L. Alfonso Barroso	9 years	Partner – Capital Research Global Investors
Jesper Lyckeus	11 years	Partner – Capital Research Global Investors
Christopher Thomsen	12 years	Partner – Capital Research Global Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-057-0119O CGD/8024-S69561